Other Liabilities (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013 TransUnion Holding Company, Inc.	Dec. 31, 2012 TransUnion Holding Company, Inc.	Mar. 31, 2013 TransUnion Corp-Successor	Dec. 31, 2012 TransUnion Corp-Successor	Dec. 31, 2011 TransUnion Corp-Predecessor
Other liabilities
Deferred income taxes	$ 649.7	$ 657.5	$ 639.0	$ 645.8	$ 39.9
Retirement benefits	10.2	10.0	10.2	10.0	9.6
Unrecognized tax benefits	5.0	4.9	4.9	4.8	3.2
Other	6.8	7.0	6.7	6.8	0.6
Total other liabilities	$ 671.7	$ 679.4	$ 660.8	$ 667.4	$ 53.3